UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


      Date of report (Date of earliest event reported)      June 27, 2005
                                                         -----------------------

                              SEACOR Holdings Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

              1-12289                                 13-3542736
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     (Commission File Number)               (IRS Employer Identification No.)

             11200 Richmond, Suite 400
                  Houston, Texas                               77082
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     (Address of Principal Executive Offices)               (Zip Code)

                                 (281) 899-4800
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

           Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |X| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events

           On June 27, 2005, SEACOR Holdings Inc. and Seabulk International, Inc. issued a joint press release announcing approval by Seabulk International, Inc. ("Seabulk") stockholders of the previously announced merger of Seabulk with a wholly owned subsidiary of SEACOR Holdings Inc. ("SEACOR"), as well as approval by the SEACOR stockholders of the issuance of SEACOR common stock in the merger. Stockholders of SEACOR also elected 10 directors, ratified the appointment of Ernst & Young LLP as independent auditor and approved an increase in the number of authorized shares of SEACOR common stock.

           A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.


Item 9.01.    Financial Statements and Exhibits

(c)          Exhibits.

99.1         Press Release, dated June 27, 2005








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
                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 SEACOR Holdings Inc.


                                 By:  /s/ Randall Blank
                                      ------------------------------------------
                                      Name:  Randall Blank
                                      Title: Chief Financial Officer, Executive
                                             Vice President and Secretary



Date:  June 27, 2005








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
                                  EXHIBIT INDEX

          Exhibit No.              Description
          -----------              -----------

            99.1           Press Release, dated June 27, 2005










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